UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2005

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-50239	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement

On January 31, 2005, Accuride Corporation (the “Registrant”) issued a press release announcing that it had completed the sale of $275 million in aggregate principal amount of its 8 ½% Senior Subordinated Notes due 2015 in a private placement transaction.  The transaction was completed in reliance on the exemptions provided by Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).  The new notes are governed by an Indenture, dated as of January 31, 2005, by and among the Registrant, all of the Registrant’s direct and indirect Domestic Subsidiaries (as defined in the Indenture) existing on the Issuance Date (as defined in the Indenture), as Guarantors (as defined in the Indenture) and The Bank of New York Trust Company, N.A., as trustee.  Copies of the Indenture and the press release describing the private placement of the notes are filed as Exhibits 4.1 and 99.1, respectively, hereto and incorporated herein by reference.

Credit Facility

The Registrant also entered into the Fourth Amended and Restated Credit Agreement dated as of January 31, 2005 among the Registrant, Accuride Canada Inc., the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citibank, N.A., Citicorp USA, Inc., Citigroup Global Markets Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc., and UBS Securities LLC (the “Amended Credit Agreement”) and the Amended and Restated Guarantee and Collateral Agreement, dated as of January 31, 2005, made by the Registrant and certain of its subsidiaries in favor of Citicorp USA, Inc. as administrative agent (the “Collateral Agreement”).  The Amended Credit Agreement provides for (1) a new term credit facility in an aggregate principal amount of $550 million that will mature seven years after the closing date for the new senior credit facilities and (2) a revolving credit facility in an aggregate principal amount of $125 million (comprised of a new $95 million U.S. revolving credit facility and the continuation of a $30 million Canadian revolving credit facility) that will mature five years after the closing date for the Amended Credit Agreement. The new term credit facility requires amortization payments of 1% per year, with the balance paid on the maturity date for the term credit facility. Interest on the term credit facility and the revolving credit facilities will be based on LIBOR plus an applicable margin, or, at the Registrant’s option, a base rate determined by reference to the prime rate of Citibank, N.A. plus an applicable margin. Pursuant to the Collateral Agreement, the obligations under the Amended Credit Agreement and the related documents are guaranteed by all the domestic subsidiaries of the Registrant.  The loans under the credit facilities are secured by, among other things, a lien on substantially all of the U.S. properties and assets of the Registrant and its domestic subsidiaries and a pledge of 65% of the stock of their foreign subsidiaries.  The loans under the Canadian revolving facility are also secured by substantially all the properties and assets of Accuride Canada Inc.  A copy of the Amended Credit Agreement, the Collateral Agreement and the press release describing the Amended Credit Agreement are filed as Exhibits 10.1, 10.2 and 99.1, respectively, hereto and incorporated herein by reference.

Agreements Relating to the Closing of the Acquisition of TTI

The information set forth in the second, third, fourth, fifth and sixth paragraphs of Item 2.01 below as it relates to entry into material definitive agreements is incorporated by reference into this Item 1.01 as it relates to the material definitive agreements.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 31, 2005, the Registrant completed its acquisition of Transportation Technologies Industries, Inc. (“TTI”), a commercial vehicle component manufacturer. Pursuant to the Merger Agreement (as defined below), Merger Sub (as defined below) was merged with and into TTI, with TTI continuing as the surviving corporation (the “Acquisition”).

Pursuant to the Acquisition, the Registrant issued 13,475.94 shares of common stock to the holders of the preferred and common stock of TTI, plus up to an additional 1,933.17 shares of common stock are issuable to former holders of the preferred and common stock of TTI upon the occurrence of certain events, provided that TTI has achieved certain performance goals.  As disclosed in the Current Report on Form 8-K filed on December 30, 2004, the Acquisition was completed pursuant to the Agreement and Plan of Merger dated December 24, 2004  (the “Original Merger Agreement”) by and among the Registrant, Amber Acquisition Corp., a wholly-owned subsidiary of the Registrant (“Merger Sub”), TTI, the persons listed on Annex I to the Merger Agreement (the “Signing Stockholders”), and Andrew Weller, Jay Bloom and Mark Dalton, as the Company Stockholder Representatives.  On January 28, 2005, the parties to the Merger Agreement entered into the Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment,” which we refer to collectively with the Original Merger Agreement, as the “Merger Agreement”), to, among other things, adjust the consideration to be received by the former stockholders of TTI upon the closing of the Acquisition so that the pre-Acquisition stockholders of the Registrant would own 66.88% of the Registrant’s common stock immediately following the closing of the Acquisition and the former TTI stockholders would own 33.12% of the Registrant’s common stock immediately following the closing of the Acquisition.  A copy of the Merger Agreement Amendment is filed as Exhibit 2.1 hereto and incorporated herein by reference.

In connection with the Acquisition, the Registrant amended and restated its previous Registration Rights Agreement dated January 21, 1998 and entered into the Amended and Restated Registration Rights Agreement dated January 31, 2005 (the “Amended and Restated Registration Rights Agreement”) by and among the Registrant and each of the Stockholders (as defined in the Amended and Restated Registration Rights Agreement).  Certain parties to the Amended and Restated Registration Rights Agreement are entitled to certain “demand” and “piggyback” registration rights under certain circumstances.

In connection with the Acquisition, the Registrant entered into a Shareholder Rights Agreement dated January 31, 2005 (the “Shareholder Rights Agreement”) by and among the Registrant and the Stockholders (as defined in the Shareholder Rights Agreement). The Shareholder Rights Agreement grants, subject to certain share ownership requirements, certain KKR and Trimaran affiliates the right to designate members of the Registrant’s board of directors, audit committee and compensation committee.  A copy of the Shareholder Rights Agreement is filed as Exhibit 4.3 hereto and incorporated herein by reference.

In connection with the Acquisition, the Registrant entered into a Management Services Agreement dated January 31, 2005 by and among the Registrant, Kohlberg Kravis Roberts & Co. L.P. and Trimaran Fund Management, L.L.C. (the “Management Services Agreement”), pursuant to which the Registrant retained Kohlberg Kravis Roberts & Co. L.P. and Trimaran Fund Management, L.L.C. to provide management, consulting and financial services to the Registrant of the type customarily performed by investment companies to its portfolio companies. In exchange for such services, the Registrant agreed to pay an annual fee in the amount equal to $665,000 to Kohlberg Kravis Roberts & Co. L.P.  and $335,000 to Trimaran Fund Management, L.L.C.  The Registrant may terminate the Management Services Agreement with respect to either Kohlberg Kravis Roberts & Co. L.P. or Trimaran Fund Management, L.L.C.  when one or both parties no longer has the right to appoint one or more members to the Registrant’s board of directors pursuant to the terms of the Shareholder Rights Agreement. Additionally, the Management Services Agreement will automatically terminate upon a change of control as provided in the Shareholder Rights Agreement.

In connection with the Acquisition, the Registrant entered into employment agreements with Messrs. Weller and Cirar which have a one year term commencing on January 31, 2005. Mr. Weller will serve as Executive Vice President/TTI Operations & Integration with a base salary of $550,000, plus bonus, stock option grants and other benefits comparable to Registrant’s other senior executive officers. Mr. Cirar will serve as Senior Vice President/Gunite & Brillion Operations with a base salary of $443,000, plus $44,300 bonus opportunity, stock option grants and other benefits comparable to Registrant’s other senior executive officers. The employment agreements also provide for certain payments to both Messrs. Weller and Cirar and the continuation of certain benefits upon their termination of employment with the Registrant.  The appointments of Messrs. Weller and Cirar were made in accordance with Section 7.3(g) of the Merger Agreement.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the first and second paragraphs of Item 1.01 above, the Indenture filed as Exhibit 4.1 hereto, the Amended Credit Agreement filed as Exhibit 10.1 and the Collateral Agreement filed as Exhibit 10.2 are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, the Registrant issued 13,475.94 shares of common stock to the holders of the preferred and common stock of TTI, plus up to an additional 1,933.17 shares of common stock are issuable to former holders of the preferred and common stock of TTI upon the occurrence of certain events, provided that TTI has achieved certain performance goals.  The information set forth in the first and second paragraphs of Item 2.01 above is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth in the third, fourth, fifth and sixth paragraphs of Item 2.01 above is incorporated by reference into this Item 5.02.

Prior to joining the Registrant as Executive Vice President/TTI Operations & Integration,  Mr. Weller, age 58, served as President and Chief Operating Officer of TTI from January 2000 to August 2004 and served as TTI’s President and Chief Executive Officer from August 2004 to January 31, 2005.  Mr. Weller served as a director of TTI from September 1994 to January 31, 2005.  He formerly served as Executive Vice President and Chief Financial Officer of TTI from September 1994 to January 2000.

Prior to joining the Registrant as Senior Vice President/Gunite & Brillion Operations on January 31, 2005, Mr. Cirar, age 58, served as a director of TTI from January 2000 to January 31, 2005.  From January 2001 to January 31, 2005, he served as an Executive Vice President of TTI and as the President and Chief Executive Officer of TTI’s Foundry Group.  From January 2000 through December 2000, Mr. Cirar served as a Senior Vice President of TTI and as the President and Chief Executive Officer of Gunite Corporation. Mr. Cirar is also a director of FreightCar America, Inc.

Through TMB Industries (“TMB”) members of the Registrant’s management, including Mr. Weller and Mr. Cirar, hold ownership interests in, and in certain instances are directors of, privately-held companies. These privately-held companies pay management fees to TMB, a portion of which are distributed to certain of the Registrant’s executive officers. The Registrant provides certain administrative services and corporate facilities to TMB and such privately-held companies and bills them for reimbursement of the related costs, which the Registrant records as offsets to its selling, general and administrative expenses. The Registrant received reimbursements totaling approximately $0.2 million for 2004.

Effective February 1, 2005, the board of directors of the Registrant appointed Messrs. Andrew Weller, Jay Bloom, and Mark Dalton to the board of directors of the Registrant.  As non-employee directors, Messrs. Bloom and Dalton will receive an annual retainer of $30,000 and expense reimbursement.  The appointments were made in accordance with Section 7.3(g) of the Merger Agreement and Section 2.1(b)(i) of the Shareholder Rights Agreement.

Mr. Bloom and Mr. Dalton are each associated with Trimaran, which immediately following the closing of the Acquisition will beneficially own approximately 28.83% of the Registrant’s outstanding common stock (and including shares that will be issuable upon the occurrence of certain events, provided that TTI has achieved certain performance goals). Each of Messrs. Bloom, Dalton, Weller and Cirar beneficially owned 0.17%, 0%, 0.21%, and 0.17%, respectively, of the Registrant’s common stock immediately following the closing of the Acquisition (and including shares that will be issuable upon the occurrence of certain events, provided that TTI has achieved certain performance goals).

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the closing of the Acquisition, the private placement of the notes and the Amended Credit Agreement attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The financial information required by 9.01(a) of Form 8-K has not been included with this filing and will be included by amendment to this Current Report on Form 8-K no later than 71 days after this initial report must be filed.

(b)     Pro Forma Financial Information.

The financial information required by 9.01(b) of Form 8-K has not been included with this filing and will be included by amendment to this Current Report on Form 8-K no later than 71 days after this initial report must be filed.

(c)     Exhibits.

2.1

Amendment to Agreement and Plan of Merger, dated as of January 28, 2005, by and among Accuride Corporation, Amber Acquisition Corp., Transportation Technologies Industries, Inc. certain signing stockholders and the Company Stockholders Representatives

4.1

Indenture, dated as of January 31, 2005, by and among the Registrant, all of the Registrant’s direct and indirect Domestic Subsidiaries existing on the Issuance Date and The Bank of New York Trust Company, N.A., with respect to $275 million aggregate principal amount of 8 ½% Senior Subordinated Notes due 2015

4.2	Amended and Restated Registration Rights Agreement dated January 31, 2005 by and among the Registrant and each of the Stockholders (as defined therein)

4.3	Shareholder Rights Agreement dated January 31, 2005 by and among the Registrant and the Stockholders (as defined therein)

10.1

Fourth Amended and Restated Credit Agreement dated as of January 31, 2005 by and among the Registrant, Accuride Canada Inc., the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citibank, N.A., Citicorp USA, Inc., Citigroup Global Markets Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc., and UBS Securities LLC

10.2	Amended and Restated Guarantee and Collateral Agreement, dated as of January 31, 2005, made by the Registrant and certain of its subsidiaries in favor of Citicorp USA, Inc. as administrative agent

99.1	Press Release, dated January 31, 2005, entitled “Accuride Corporation Completes Acquisition of Transportation Technologies Industries, Inc. and $950 Million in Related Refinancing Transactions”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	February 4, 2005	/s/John R. Murphy
John R. Murphy
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Amendment to Agreement and Plan of Merger, dated as of January 28, 2005, by and among Accuride Corporation, Amber Acquisition Corp., Transportation Technologies Industries, Inc. certain signing stockholders and the Company Stockholders Representatives

4.1

Indenture, dated as of January 31, 2005, by and among the Registrant, all of the Registrant’s direct and indirect Domestic Subsidiaries existing on the Issuance Date and The Bank of New York Trust Company, N.A., with respect to $275 million aggregate principal amount of 8 ½% Senior Subordinated Notes due 2015

4.2	Amended and Restated Registration Rights Agreement dated January 31, 2005 by and among the Registrant and each of the Stockholders (as defined therein)

4.3	Shareholder Rights Agreement dated January 31, 2005 by and among the Registrant and the Stockholders (as defined therein)

10.1

Fourth Amended and Restated Credit Agreement dated as of January 31, 2005 by and among the Registrant, Accuride Canada Inc., the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citibank, N.A., Citicorp USA, Inc., Citigroup Global Markets Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc., and UBS Securities LLC

10.2	Amended and Restated Guarantee and Collateral Agreement, dated as of January 31, 2005, made by the Registrant and certain of its subsidiaries in favor of Citicorp USA, Inc. as administrative agent

99.1	Press Release, dated January 31, 2005, entitled “Accuride Corporation Completes Acquisition of Transportation Technologies Industries, Inc. and $950 Million in Related Refinancing Transactions”